UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North America Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Miwlaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  June 30, 2015

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Six Months Ended June 30, 2015

Dear Shareholders:

The UTC North American Fund returned 1.61% for the half year ended June 30th 2015. Global equity markets rose marginally, with the MSCI All Country World Index increasing by 1.62% for the calendar year-to-date period through June 30th 2015. United States (U.S.) stocks were volatile, posting a high of 3.49% and a low of -3.22%. The S&P 500 Index rose 1.23% over the review period.  The Fund’s return continues to be driven primarily by the performance of its equity component. The decision to increase the Fund’s strategic equity allocation from 75% to 80%, while reducing the fixed income allocation from 25% to 19% continues to positively impact the Fund’s performance.

Global Gross Domestic Product (GDP) is expected to increase by 3.2% this year after having grown 3.4% in 2014. During the first half of the year, geopolitical  issues; particularly in Europe, contributed to market volatility. The effects of the Russian - Ukraine impasse, Greece’s potential default, China’s margin-fueled bear market and volatility in the price of oil have provided no shortage of challenges to worldwide economic performance. Conversely, Advanced economies such as the U.S. and United Kingdom (UK) performed better during the first quarter than previously estimated and are expected to drive global growth for the remainder of the year. Emerging Market territories are expected to struggle given the lower price for oil and expected slower economic growth.

After contracting by 0.2% during the first quarter, the U.S. is expected to recover in 2Q 2015, with estimated growth of 2.5% quarter-over-quarters (q-o-q). During the first quarter, the U.S. faced the double threat of inclement weather (which hampered retail sales) and a stronger U.S. dollar which worsened the trade deficit.

However, it seems as if the U.S. consumer has returned to pull the economy into positive growth this year from recent data. During May, Auto-sales rose to its highest level in nearly 10 years and in June, the Consumer Sentiment Index rose to 96.1 up from 90.7 recorded a month earlier. In addition to increased new home sales, the month of May also saw a 5.1% increase in the sales of existing homes – indicating that the U.S. is on track for their best year for Housing since 2007. The U.S. is expected to grow by 2.4% this year.

Given the stabilization with U.S. unemployment and continued strengthening of its economy, analysts believe that the U.S. Fed will begin raising rates in September of this year.

In Canada, 2Q 2015 GDP is expected to grow by 1.1% q-o-q after having contracted by 0.6% in the first quarter of the year. There are risks to this outlook as lower crude prices continue to weigh on the economy. The economy contracted a further 0.1% in April. More troubling, are the worsening figures in Retail Sales, Manufacturing and Trade for April. However, analysts are hopeful that boosts in the country’s Auto Production sector and prices for crude oil will provide the much needed support for second quarter GDP.

Overall, global growth is projected to remain uneven among Advanced and Emerging market economies and both sets are expected to face challenges both internally and externally. Continued accommodative monetary policy stances by the world’s central banks, easing of geopolitical tensions in Europe and continued consumer confidence in the world’s leading economies can drive positive economic performance and fulfill analysts’ expectations for growth this year. Notably, the market situation in China and the debt repayment issue in Greece must be monitored for possible contagion effects.

FUND PERFORMANCE

For the half year ended June 30th 2015, the UTC North American Fund posted a net return of 1.61%, compared to the blended index benchmark return of 0.77%. The Fund’s equity component’s benchmark, the S&P 500 Index, generated a return of 1.23% while the fixed income component’s benchmark, the Barclays U.S. Aggregate Government/Credit Bond Index, returned -0.30%.

The outperformance during 2014 was mainly attributable to the Fund’s equity component. The Fund’s equity component has yielded a noteworthy 2.43% over the year-to-date period versus the S&P 500 Index return of 1.23%. The equity component’s performance was primarily driven by positions in the Health Care and Consumer Discretionary sectors which outperformed the S&P 500 Index with YTD returns of 8.74% and 6.02%, respectively. The rebalancing of the equity component has been consistent with Management’s expectations and continues to appreciate over 2015, with the allocation currently being slightly below the proposed strategic asset allocation of 80%.

The fixed income component returned -0.25%, marginally above its benchmark’s return of -0.30% by 5 basis points. In 2015, Management expanded its selection pool for fixed income assets, allowing for the investment in bonds with higher yields. However, a persistent low interest rate environment exerted downward pressure on the overall fixed income portfolio returns.

The strategy for the second half of 2015, will involve a balanced approach with a heavier weighting in equities versus fixed income securities.

Ms. Amoy Van Lowe
President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Services USA, Inc. (the “Broker-Dealer”), a FINRA member firm.  The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent corporation to the Broker- Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflect the opinions of the Fund’s investment adviser as of June 30, 2015 and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing or sending money.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

MSCI All Country World Index - A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

Gross Domestic Product (GDP) is the total value of goods produced and services provided in a country during one year.

A basis point is one hundredth of one percent (0.01%).

UTC North American Fund, Inc.
Investment Results
For the Six Months Ended June 30, 2015
(Unaudited)

	Six Months Ended	One Year Ended	5 Years Ended	10 Years Ended
	June 30, 2015	June 30, 2015	June 30, 2015	June 30, 2015
UTC North American Fund	1.61%	6.54%	8.20%	2.24%
S&P 500 Index	1.23%	7.42%	17.34%	7.89%
UTC North American Fund Blended Index	0.77%	5.70%	13.17%	6.84%
Barclays U.S. Government/Credit Bond Index	-0.30%	1.69%	3.52%	4.38%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays U.S. Government/Credit Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70% / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

UTC North American Fund, Inc.
Additional Information on Fund Expenses
June 30, 2015
(Unaudited)

For the Six Months Ended June 30, 2015

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (01/01/2015 – 06/30/2015).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that  a redemption  be made by wire transfer, currently  the Fund’s  transfer  agent  charges  a  $15.00  fee.    You will be charged  a redemption  fee equal to 2.00% of the  value of shares  redeemed  if you  redeem  your  shares  in the  Fund 30 days after the date of purchase.   To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below.  The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical   account values and hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended June 30, 2015

	Beginning Value 01/01/15	Ending Value 06/30/15	Expenses Paid During the Period 01/01/15 – 06/30/15*
Actual	$1,000.00	$1,016.10	$10.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.79	$10.11

*Expenses are equal to the Fund’s annualized expense ratio of 2.01% multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown
June 30, 2015
(as a % of investments)
(Unaudited)

UTC North American Fund
Schedule of Investments
June 30, 2015 (Unaudited)
Shares		Value
	COMMON STOCKS - 75.0%
	Aerospace & Defense - 1.0%
3,166	The Boeing Co.	$439,187

	Airlines - 0.6%
4,521	United Continental Holdings Inc. (a)	239,658

	Automobiles - 1.7%
11,222	General Motors Co.	374,029
18,341	Hertz Global Holdings, Inc. (a)	332,339
		706,368
	Banks - 1.4%
8,790	Citizens Financial Group Inc.	240,055
15,960	Fifth Third Bancorp	332,287
		572,342
	Beverages - 0.4%
1,333	Anheuser-Busch InBev NV - ADR (b)	160,853

	Capital Markets - 2.3%
2,164	Affiliated Managers Group, Inc. (a)	473,050
3,944	Ameriprise Financial, Inc.	492,724
		965,774
	Chemicals - 1.0%
6,782	E.I. De Nemours & Co.	433,709

	Commercial Banks - 1.2%
8,944	Wells Fargo & Co.	503,011

	Communications Equipment - 1.4%
21,095	Cisco Systems, Inc.	579,269

	Computers & Peripherals - 1.7%
26,836	EMC Corp.	708,202

	Consumer Finance - 1.3%
2,847	Capital One Financial Corp.	250,451
15,973	Navient Corp.	290,868
		541,319
	Diversified Financial Services - 4.9%
70,097	Bank of America Corp.	1,193,051
15,424	Citigroup Inc.	852,022
		2,045,073
	Diversified Telecommunication Services - 2.3%
18,832	AT&T Inc.	668,913
6,686	Verizon Communications Inc.	311,634

		980,547
	Electric Utilities - 2.3%
9,291	Exelon Corp.	291,923
9,307	FirstEnergy Corp.	302,943
3,955	NextEra Energy, Inc.	387,709
		982,575
	Electrical Equipment - 0.4%
2,328	Eaton Corp PLC (b)	157,117

	Energy Equipment & Services - 0.6%
5,385	Halliburton Co.	231,932

	Financial Services - 3.1%
19,314	JPMorgan Chase & Co.	1,308,717

	Food & Staples Retailing - 0.7%
7,617	Whole Foods Market, Inc.	300,414

	Food Products - 3.3%
7,649	ConAgra Foods, Inc.	334,414
18,798	Mondelez International Inc. - Class A	773,350
6,559	Tyson Foods, Inc. - Class A	279,610
		1,387,374
	Health Care Equipment & Supplies - 1.8%
10,301	Medtronic, PLC - (b)	763,304

	Health Care Providers & Services - 1.4%
2,607	Aetna Inc.	332,288
2,801	Express Scripts Holding Co. (a)	249,121
		581,409
	Hotels, Restaurants & Leisure - 0.7%
15,827	MGM Resorts International (a)	288,843

	Industrial Conglomerates - 4.0%
61,910	General Electric Co.	1,644,949

	Insurance - 7.2%
15,919	American International Group, Inc.	984,113
25,122	Genworth Financial Inc. (a)	190,173
5,880	The Hartford Financial Services Group, Inc.	244,432
9,944	MetLife, Inc.	556,764
11,808	Prudential Financial, Inc.	1,033,436
		3,008,918

	Internet Software & Services - 2.3%
4,174	eBay Inc. (a)	251,442
1,310	Google Inc. Class A (a)	707,452
		958,894
	Media - 2.5%
2,660	CBS Corp.	147,630

4,247	Liberty Global PLC - Class C (a)(b)	215,026
10,753	Viacom Inc. - Class B	695,074
		1,057,730
	Multi-Utilities - 0.4%
3,303	PG&E Corp.	162,177

	Oil, Gas & Consumable Fuels - 8.1%
5,254	ConocoPhillips	322,648
14,643	Devon Energy Corp.	871,112
16,616	Exxon Mobil Corp.	1,382,451
34,512	Southwestern Energy Co. (a)	784,458
		3,360,669
	Personal Products - 0.8%
7,878	Unilever NV - ADR (b)	329,616

	Pharmaceuticals - 5.8%
9,197	Johnson & Johnson	896,340
5,953	Merck & Co, Inc.	338,904
4,637	Mylan NV (a)(b)	314,667
26,132	Pfizer Inc.	876,206
		2,426,117
	Semiconductors & Semiconductor Equipment - 1.9%
16,839	Intel Corp.	512,158
7,859	Maxim Integrated Products, Inc.	271,725
		783,883
	Software - 2.6%
5,798	Microsoft Corp.	255,982
8,091	Oracle Corp.	326,067
3,333	SAP SE - ADR (b)	234,077
11,761	Symantec Corp.	273,443
		1,089,569
	Specialty Retail - 2.3%
16,150	The Gap, Inc.	616,445
21,502	Staples, Inc.	329,196
		945,641
	Textiles, Apparel & Luxury Goods - 1.6%
2,691	Fossil Group, Inc. (a)	186,648
3,540	Ralph Lauren Corp.	468,554
		655,202
	TOTAL COMMON STOCKS (Cost $31,327,329)	31,300,362

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
2,509	American Tower Corp.	234,065
	TOTAL REITS (Cost $232,558)	234,065

	PREFERRED STOCKS - 0.5%
	Automobiles - 0.5%
4,830	Volkswagen AG (b)	225,271
	TOTAL PREFERRED STOCKS (Cost $229,568)	225,271

	EXCHANGE TRADED FUNDS - 8.3%
	Investment Companies - 8.3%
16,900	iShares Credit Bond ETF	1,834,833
13,900	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,608,508
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,546,360)	3,443,341

Principal Amounts		Value
	ASSET BACKED SECURITIES - 0.1%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$47,395	7.707%, 10/02/2021 (Acquired 07/19/2005, Cost $48,452) (c)(d)	52,044
	TOTAL ASSET BACKED SECURITIES (Cost $47,428)	52,044

	CORPORATE BONDS - 13.9%
	Beverages - 1.1%
	The Coca-Cola Co.
450,000	1.650%, 11/01/2018	452,598

	Commercial Banks - 1.7%
	Royal Bank of Canada (b)
700,000	2.200%, 07/27/2018	712,465

	Consumer Finance - 0.8%
	Toyota Motor Credit Corp.
350,000	1.250%, 10/05/2017	351,008

	Diversified Financial Services - 1.9%
	Berkshire Hathaway Finance Corp.:
450,000	1.550%, 02/09/2018	452,330
300,000	5.400%, 05/15/2018	332,869
		785,199
	Educational Services - 2.1%
	Princeton University
800,000	4.950%, 03/01/2019	890,049

	Food & Staples Retailing - 2.1%
	Wal-Mart Stores, Inc.
800,000	4.125%, 02/01/2019	865,603

	Internet & Catalog Retail - 0.8%
	Amazon.com, Inc.
350,000	1.200%, 11/29/2017	348,603

	Oil, Gas & Consumable Fuels - 1.1%
	CNOOC Finance 2013 Ltd. (b)
450,000	1.750%, 05/09/2018	448,497

	Pharmaceuticals - 1.2%
	Eli Lilly & Co.
450,000	5.200%, 03/15/2017	481,552

	Software - 1.0%
	Microsoft Corp.
400,000	0.875%, 11/15/2017	399,256

	Transportation - 0.1%
	The Burlington Northern and Santa Fe Railway Co. 2002-1 Pass Through Trust
46,860	5.943%, 01/15/2022	50,924
	TOTAL CORPORATE BONDS (Cost $5,768,760)	5,785,754
	SHORT-TERM INVESTMENTS - 1.1%
	U.S. TREASURY BILLS - 1.1%
7,000	0.016%, 07/30/2015	7,000
10,000	0.050%, 08/06/2015	10,000
15,000	0.039%, 08/13/2015	14,999
48,000	0.040%, 08/27/2015	47,997
22,000	0.000%, 09/03/2015	22,000
33,000	0.000%, 09/10/2015	33,001
14,000	0.000%, 09/17/2015	14,001
19,000	0.000%, 09/24/2015	19,000
10,000	0.013%, 10/01/2015	10,000
99,000	0.015%, 10/15/2015	98,996
4,000	0.013%, 10/22/2015	4,000
16,000	0.007%, 10/29/2015	15,999
8,000	0.015%, 11/05/2015	7,999
32,000	0.027%, 11/12/2015	31,997
16,000	0.022%, 11/19/2015	15,998
17,000	0.030%, 11/27/2015	16,998
22,000	0.037%, 12/03/2015	21,996
16,000	0.037%, 12/10/2015	15,997
32,000	0.072%, 12/24/2015	31,989
	TOTAL SHORT TERM INVESTMENTS (Cost $439,937)	439,967

	Total Investments (Cost $41,591,940) - 99.5%	41,480,804
	Other Assets in Excess of Liabilities - 0.5%	207,301
	TOTAL NET ASSETS - 100.0%	$41,688,105

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of the foreign issued securities is $3,580,869 (8.59% of net assets) at June 30, 2015.
(c)	Restricted Security. The total value of restricted securities is $52,044 (0.1% of net assets) at June 30, 2015.
(d)	Illiquid Security. The total value of illiquid securities is $52,044 (0.1% of net assets) at June 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Statement of Assets and Liabilities June 30, 2015 (Unaudited)

ASSETS
Investments, at value (cost $41,591,940)	$41,480,804
Cash	98,554
Receivable for investments sold	409,104
Dividends receivable	44,603
Interest receivable	51,677
Receivable from fund shares sold	1,350
Other assets	23,508
TOTAL ASSETS	42,109,600

LIABILITIES
Payable to advisor (Notes 3 and 5)	72,088
Payable for investments purchased	166,462
Accrued distribution fees (Notes 4 and 5)	104,657
Accrued service fees (Notes 4 and 5)	52,279
Accrued directors fees and expenses	5,826
Accrued board meeting fees	6,022
Accrued audit fees	4,312
Other accrued expenses	9,849
TOTAL LIABILITIES	421,495

NET ASSETS	$41,688,105

Net assets consist of:
Capital stock ($0.01 par value)	32,818,073
Accumulated undistributed net investment income	16,170
Accumulated net realized gain on investments sold	8,964,998
Net unrealized depreciation on investments	(111,136)
NET ASSETS	$41,688,105

Shares issued and outstanding (8,000,000 shares authorized)	3,486,596

Net asset value, redemption price and offering price per share (1)	$11.96

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 days of purchase. Redemption price will vary based upon the time the Fund is held. (See Note 1)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Statement of Operations For The Six Months Ended June 30, 2015 (Unaudited)

INVESTMENT INCOME
Interest income	$48,959
Dividend income (Net of foreign withholding tax of $4,895)	388,295
TOTAL INVESTMENT INCOME	437,254

EXPENSES
Distribution fees (Note 4 and 5)	104,557
Advisory fees (Notes 3 and 5)	89,470
Shareholder servicing and accounting costs	59,588
Professional fees	53,108
Service fees (Note 4 and 5)	52,279
Administration fees	30,223
Custody fees	11,582
Directors fees and expenses	2,794
Federal and state registration fees	1,409
Board meeting expenses	1,260
Other expenses	14,814
TOTAL EXPENSES	421,084

NET INVESTMENT INCOME	16,170

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain from security transactions	9,039,479
Change in unrealized appreciation/depreciation on investments	(8,388,461)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	651,018

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$667,188

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30, 2015	December 31,2014
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$16,170	$(127,070)
Net realized gain (loss) from security transactions	9,039,479	(53,552)
Change in unrealized appreciation/depreciation on investments	(8,388,461)	3,952,342
Net increase in net assets from operations	667,188	3,771,720

FROM DISTRIBUTIONS
Net investment income	-	(164,787)
Net realized gain on investments	-	(612,188)
Net decrease in net assets resulting from distributions paid	-	(776,975)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	177,578	2,806,894
Reinvestment of distributions	-	672,678
Payments for shares redeemed	(306,752)	(674,948)
Redemption fees	-	592
Net increase (decrease) in net assets resulting from capital share transactions	(129,174)	2,805,216

TOTAL INCREASE IN NET ASSETS	538,014	5,799,961

NET ASSETS
Beginning of period	41,150,091	35,350,130

End of period (Undistributed net investment income $16,170 and $0, respectively)	$41,688,105	$41,150,091

CHANGE IN SHARES OUTSTANDING:
Shares sold	14,580	238,610
Reinvestment of distributions	-	56,718
Shares redeemed	(25,143)	(60,402)
Net Increase (Decrease)	(10,564)	234,926
Beginning shares	3,497,160	3,262,234
Ending shares	3,486,596	3,497,160

The accompanying notes are an integral part of these financial statements.

UTC North American Fund Financial Highlights
	For the Six
	Months Ended
	June 30,		Year Ended December 31,
	2015		2014	2013	2012	2011	2010
	(Unaudited)
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of year	$11.77		$10.84	$9.97	$9.45	$10.19	$9.66

Income from investment operations:
Net investment income (loss) (1)	0.01		(0.03)	0.01	0.04	0.02	0.01
Net realized and unrealized gain (loss) on investments	0.18		1.19	1.45	0.53	(0.37)	0.52
Total from investment operations	0.19		1.16	1.46	0.57	(0.35)	0.53

Less distributions
From net investment income	-		(0.05)	(0.04)	(0.05)	(0.03)	-
From net realized gains	-		(0.18)	(0.55)	-	(0.36)	-
Total Distributions	-		(0.23)	(0.59)	(0.05)	(0.39)	-

Paid-in capital from redemption fees	-		- (2)	- (2)	- (2)	- (2)	- (2)

Net asset value, end of year	$11.96		$11.77	$10.84	$9.97	$9.45	$10.19

Total return	1.61	% (3)	10.65%	14.68%	6.04%	(3.47)%	5.49%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$41,688		$41,150	$35,350	$30,921	$29,831	$31,464

Ratio of expenses to average net assets	2.01	% (4)	2.14%	2.25%	2.49%	2.46%	2.51%

Ratio of net investment income (loss) to average net assets	0.08	% (4)	(0.34)%	0.03%	0.43%	0.14%	0.25%

Portfolio turnover rate	81.09	% (3)	4.79%	93.29%	45.95%	114.22%	64.61%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment loss prior to consideration of adjustments for permanent book to tax differences.
(2) Less than $0.01 per share.
(3) Not Annualized
(4) Annualized

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
June 30, 2015 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation, is the investment adviser to the Fund. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2% redemption fee for redemptions of Fund shares held for less than 30 days. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded.    Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors.  Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by  market  makers  or  estimates  of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Fund’s corporate bond valuation policies.

Summary of Fair Value Measurement at June 30, 2015

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability.  ASC 820 establishes  a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability  developed based on  the  best  information  available  in the  circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date.  During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices  in an  active  market,  and  are  therefore  classified within Level  1, include  active  listed domestic  equities, including  listed  REITs and Exchange Traded Funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$-	$52,044	$-	$52,044
Common Stocks	31,300,362	-	-	31,300,362
Corporate Bonds	-	5,785,754	-	5,785,754
Exchange Traded Funds	3,443,341	-	-	3,443,341
Preferred Stocks	225,271	-	-	225,271
REITS	234,065	-	-	234,065
Short-Term Investments	-	439,967	-	439,967
Total*	$35,203,039	$6,277,765	$-	$41,480,804

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 during the six months ended June 30, 2015 for the Fund. Transfers between levels are recognized as of the end of the period in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the six months ended June 30, 2015.

b)
Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund is required to perform an evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a "more likely than not" standard that, based on the technical merits, have more than a fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Fund has analyzed all open tax years, as defined by the Statute of Limitations, for Federal and State jurisdictions. Open tax years are those that are open for exam by taxing authorities.  Open tax years include the tax years ended December 31, 2011 through December 31, 2014. The Fund has no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the year end December 31, 2014. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest or other expense in the statements of operations. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c)
Distributions to Shareholders – Dividends from net investment income, if any, and distributions of net realized gains, if any, will be declared and paid at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e)
Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government.  These risks include revaluation of currencies and future adverse political and economic developments.  Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars.  Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.  For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes the Fund does isolate, and treat as ordinary income, the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)
Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date).  Realized gains and losses from investment transactions are reported on the first in, first out (FIFO) cost basis.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended June 30, 2015 were as follows:

	Purchases	Sales
U.S. Government	$-	$-
Other	$34,199,494	$33,100,566

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$33,125,193

Gross unrealized appreciation	9,005,616
Gross unrealized depreciation	(749,145)
Net unrealized appreciation	8,256,471
Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	-
Other accumulated losses	(53,627)
Total accumulated earnings	$8,202,844

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2014, the Fund had accumulated capital loss carryforwards of $53,627, which had no expiration. During the year ended December 31, 2014, the Fund utilized no capital loss carryforward.

The tax character of distributions paid during the six months ended June 30, 2015 and year December 31, 2014 was as follows:

Distributions paid from:	Six Months Ended June 30, 2015	Year Ended December 31, 2014
Ordinary Income	$-	$164,787
Long-term capital gains	$-	$612,188

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund.

The permanent differences primarily relate to long-term capital gain dividend reclass, foreign currency adjustments, adjustments upon sales of partnerships and net operating losses.

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The Fund is sub-advised by Goldman Sachs Asset Management, L.P. (GSAM). Together with the Adviser, GSAM is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the equity portion of the Fund. For its services, the Adviser pays GSAM, out of it own resources, a monthly sub-advisory fee based on a percentage of the GSAM managed portion’s average month end net assets at an annual rate of 0.50% of the portion of the daily managed assets not exceeding $50 million; 0.45% of the portion of the daily managed assets exceeding $50 million but not exceeding $100 million;  0.40% of the portion of the daily managed assets  exceeding $100 million but not exceeding $200 million; and 0.30% of the portion of the daily managed assets exceeding $200 million, with such percentage not to exceed 0.50% of the managed assets.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund.  U.S. Bank, N.A. serves as Custodian for the Fund.

4.	SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to the Trinidad & Tobago Unit Trust Company (“TTUTC”) for personal service and/or maintenance of shareholder accounts.  Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended.  Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares at 0.50% of the average daily net assets of the Fund.  In November 2002, the Fund entered into a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America. The Fund did not pay any brokerage commission fees to UTCFS during the six months ended June 30, 2015.

5.	TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund. As of June 30, 2015, the TTUTC owned 68.05% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund and could be deemed to control the Fund.

For the six months ended June 30, 2015, the Fund paid to its affiliates, $89,470, $104,557 and $52,279 for advisory, distribution fees and service fees, respectively.

For the six months ended June 30, 2015, the Fund had payable to its affiliates, $72,088, $104,657 and $52,279 for advisory, distribution fees and service fees, respectively.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

7.	SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after June 30, 2015 through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.
Disclosure Regarding the Board of Directors Approval of the
Investment Advisory Agreement for the UTC North American Fund

Members of the board of directors of the UTC North American Fund, Inc. (the “Board”), including a majority of the Directors who are not affiliated with the UTC North American Fund’s investment adviser (the “Independent Directors”), met on February 25, 2015 to consider the continuation of the Fund’s investment advisory agreement. Although the Board met specifically on that date to consider the renewal of the investment advisory agreement, the Directors received information periodically throughout the year that they considered in approving the continuation of the investment advisory agreement. Based on the Directors’ evaluation of information provided by UTC Fund Services, Inc. (the “Adviser”), in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the investment advisory agreement for the Fund for an additional one-year period.

In considering the investment advisory agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors below.

1.	The Board noted that the Adviser performs the services identified below for the Fund. In assessing these services, the Board referenced the Adviser’s Form ADV and a copy of the advisory agreement.

•
Acts as portfolio manager for the Fund. In providing investment management services, the Adviser manages the composition of the portfolio of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions.

•	Oversees distribution of the Fund.

•	Oversees those third-party service providers that support the Fund in providing fund accounting, fund administration, fund distribution, transfer agency and custodial services.

In addition, the Board reviewed and considered the Adviser’s resources and key personnel involved in providing investment management services to the Fund and the Adviser’s management history. The Board concluded that the nature, extent and quality of the services provided by the Adviser to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2.
In considering the investment performance of the Fund, the Board reviewed information regarding the Fund’s performance in comparison to various stock market indices and also peer funds. The Board also considered the Adviser’s quarterly portfolio commentary and review of the Fund’s performance, including discussions regarding the Fund’s performance during those periods. The Board also reviewed and compared the Fund’s performance relative to other peer funds.

With respect to the Fund’s performance relative to stock market indices, the Board noted that the Fund has underperformed. The Board discussed the reasons for this underperformance with the Adviser, and the steps that the Adviser has taken to address the underperformance. The Board noted that the Adviser has been taking appropriate steps to help improve the Fund’s performance.

After considering all of the information, the Board concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management of the Fund.

3.
The Board examined the fee and expense information for the Fund relative to other funds of comparable size, character and investment objective. The Board noted the Fund’s investment management fee and total expense ratio relative to peer funds. The Board also reviewed and considered management fees charged by the Adviser to other investment advisory clients and generally discussed the cost of obtaining alternative investment advisory services.

In light of all of the information that the Board received and considered, it concluded that the management fees were reasonable with respect to the services provided and the performance of the Fund.

4.
The Board considered the extent to which economies of scale would be realized as the Fund grows, including a consideration of breakpoints in the investment management agreement fee schedule. The Board noted that the investment management fees are adjusted if economies of scale are realized as the Fund grows.

5.	The Board noted that the Adviser received minimal ancillary benefits from its association with the Fund in the form of soft-dollar research and the development of managed account relationships.

6.
The Board considered the profitability of the Adviser with respect to the Fund and concluded the profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. In this regard, the Board noted the low investment management fee charged by the Adviser.

7.	The Board considered the professionalism and knowledge of the Adviser’s employees and concluded that this was beneficial to the Fund and its shareholders.

All of the factors above were considered separately by the Independent Directors in an executive session during which management of the Adviser was not present. The factors were viewed in their totality by the Board, with no single factor being the principal or determinative factor in the Board’s determination of whether to approve the continuation of the advisory agreement. The Board was also assisted in its review, consideration and discussion of the advisory agreement by a memorandum prepared by legal counsel that summarized the Board’s obligations. Based on the factors discussed above, the Independent Directors unanimously recommended continuation of the advisory agreement, and the Board unanimously approved continuation of the advisory agreement, concluding it was in the best interest of the Fund and its shareholders.

UTC North American Fund, Inc.
Disclosure Regarding the Board of Directors Approval of the
Sub-Advisory Agreement for the UTC North American Fund

Members of the board of directors of the UTC North American Fund, Inc. (the “Board”), including a majority of the Directors who are not affiliated with the UTC North America Fund’s sub-adviser (the “Independent Directors”), met on February 25, 2015 to, among other things, approve the sub-advisory agreement with Goldman Sachs Asset Management, L.P. (“GSAM”) pursuant to which GSAM manages the equity component of the Fund (the “GSAM Sub-Advisory Agreement”).  The shareholders of the UTC North American Fund (the “Fund”) approved the GSAM Sub-Advisory Agreement at a special shareholder meeting held on May 11, 2015.

At the February meeting, the Directors considered various materials related to the GSAM Sub-Advisory Agreement between UTC Fund Services, Inc. (the “Adviser”) and GSAM, including (1) a copy of the proposed form of sub-advisory agreement between GSAM and the Adviser, on behalf of the Fund; (2) GSAM’s responses to the Adviser’s due diligence requests, including information on GSAM’s investment process; (3) GSAM’s Form ADV disclosures; (4) a description of the Adviser’s selection and recommendation process with respect to GSAM, and the reasons for such recommendation; (5) information regarding the amount of the proposed sub-advisory fee payable to GSAM; (6) biographical information for the investment professionals that would be responsible for the day-to-day management of the Fund’s portfolio; and (7) information regarding GSAM’s compliance policies and other internal procedures.  The Directors also considered the recommendations of the Adviser with respect to GSAM and the methods and resources the Adviser utilized in its efforts to identify and engage a sub-advisor for the Fund.

Nature, Quality and Extent of Services

The Directors considered the nature, quality and extent of services that GSAM would provide to the Fund.  The Directors considered the specific investment process to be employed by GSAM in managing the Fund, the qualifications of GSAM’s portfolio management team with regard to implementing the Fund’s investment mandate, and GSAM’s performance record as compared to a relevant benchmark.  The Directors considered GSAM’s organization, personnel and operations.  The Directors also considered the Adviser’s review and selection process with respect to GSAM, and the Adviser’s favorable assessment as to the nature, quality and extent of the sub-advisory services expected to be provided by GSAM to the Fund.  Based on their consideration and review of the foregoing factors, the Directors concluded that the nature, quality and extent of the sub-advisory services to be provided by GSAM, as well as that GSAM’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, policies and strategies.

Sub-Advisory Fees and Economies of Scale

The Directors considered the compensation to be paid to GSAM by the Adviser in conjunction with the services that would be rendered to the Fund.  The Directors also considered comparisons of the fees to be paid by the Adviser to GSAM with the fees charged by GSAM to its other clients.  In addition, the Directors considered the Adviser’s reasons for concluding that the fees to be paid to GSAM for its services to the Fund were reasonable.  The Directors considered that the sub-advisory fees would be paid by the Adviser to GSAM and would not be additional fees borne by the Fund.  The Directors also considered whether the fee schedule of GSAM included breakpoints that would reduce GSAM’s fees as assets in the Fund increased.  The Directors concluded that, in light of the nature, quality and extent of the services to be provided, the proposed fees to be paid to GSAM were reasonable.

With regard to economies of scale, the Directors noted that certain fixed costs are spread over a broader base of assets as the Fund’s total assets increase.  On the other hand, certain expenses incurred to manage the Fund are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Fund increase.  Applying these concepts to the Fund, the Directors concluded that given the current small size of the Fund any such economies were not likely to be achieved in the foreseeable future, and that the current fee structure is appropriate.

Investment Performance

Because GSAM had not commenced providing sub-advisory services to the Fund at the time of the Directors’ consideration of the GSAM Sub-Advisory Agreement, the Directors could not consider GSAM’s investment performance with respect to its management of the Fund as a factor in evaluating the GSAM Sub-Advisory Agreement.  However, the Directors did consider GSAM’s historical performance record in managing other funds and accounts with investment strategies similar to those of the Fund; and the Directors also considered GSAM’s historical performance records compared to a relevant benchmark.  The Directors concluded that the historical performance record for GSAM, viewed together with the other relevant factors considered by the Directors, supported a decision to approve the GSAM Sub-Advisory Agreement.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Directors, including a majority of the Independent Directors, concluded that the approval of the GSAM Sub-Advisory Agreement was in the best interest of the Fund, and approved the GSAM Sub-Advisory Agreement with, and the fee to be paid to, GSAM for the Fund.

UTC North American Fund, Inc.
(Unaudited)

Availability of Proxy Voting Information:  A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:  The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

UTC NORTH AMERICAN FUND, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Peter Clarke, Director, Chairman
L. Dominic Rampersad, Directors
Ajata Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Amoy Van Lowe, President, Interim Treasurer and Interim
    Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INVESTMENT SUB-ADVISER
Goldman Sachs Asset Management, L.P.
200 West Street,
New York, NY 10282

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square
Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Semi-Annual Report June 30, 2015 (Unaudited)

Item 2. Code of Ethics.

Not Applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not Applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not Applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics incorporated by reference to previous Form N-CSR filing on 3/4/2011.

(2) Certification for the President and Treasurer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTC North American Fund

By     /s/ Amoy Van Lowe
                Amoy Van Lowe,
President and Treasurer

Date   September 8. 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By     /s/ Amoy Van Lowe
                Amoy Van Lowe,
President and Treasurer

Date   September 8. 2015